EXHIBIT 31.1

        CERTIFICATION UNDER SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
                 DISCLOSURE IN THE REGISTRANT'S ANNUAL REPORT



I, Gary C. Granoff, President, Chief Executive Officer, and Chief Financial Officer of Ameritrans Capital Corporation, certify that:

1. I have reviewed this annual report on Form 10-k of Ameritrans Capital Corporation (the "report");

2. Based on my knowledge, the report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the report;

3. Based on my knowledge, the financial statements, and other financial information included in the report, fairly present in all material respects the financial condition, results of operations, and cash flows of the registrant as of, and for, the periods presented in the report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

(a) Designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared;

(b) Evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of the report (evaluation date); and

(c) Presented in this report my conclusions about the effectiveness of the disclosure controls and procedures based on my evaluation as of the evaluation date.

5. I have disclosed, based on my most recent evaluation, to the registrant's auditors and the audit committee of the board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data; and have identified for the registrant's auditors any material weakness in internal controls; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. I have indicated in the report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of my most recent evaluation, including any corrective actions with regard to significant deficiencies and material weakness.


Dated: September 28, 2004



                       /s/ GARY C. GRANOFF
                       --------------------------------------
                       GARY C. GRANOFF
                       PRESIDENT, CHIEF EXECUTIVE OFFICER AND
                       CHIEF FINANCIAL OFFICER